                                                               FILE NO. 33-65135
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                      (TO PROSPECTUS DATED APRIL 4, 1996)
                (TO PROSPECTUS SUPPLEMENT DATED APRIL 10, 1996)

                                     PROSPECTUS NUMBER: 1420
                                     DATED: NOVEMBER 15, 1996


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Treasury Bills


INDEX MATURITY:           Three Months


TRADE DATE:               November 15, 1996


SETTLEMENT DATE:          November 20, 1996


MATURITY DATE:            November 20, 1997


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.300%
                          (plus thirty bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Weekly, and goes into effect one day after auction.


INTEREST PAYMENT DATES:   The 20th of February, May, August and November commencing February
                          1997 through Maturity, subject to following business day convention.


INITIAL INTEREST RATE:    TBD, November 18, 1996


FORM:                     Book-entry






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